Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Amended Annual Report of Yantai Dahua Holdings, Company Limited (the “Company”) on Form 20-F/A for the period ending December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: Sept. 14, 2007	/s/ TANG Yuxiang
	Name:	TANG Yuxiang
	Title:	President and Chief Executive Officer

Date: Sept. 14, 2007	/s/ QU Shizhi
	Name:	QU Shizhi
	Title:	Executive Vice President and Chief Financial Officer